UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	June 16, 2017

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333- 169151, 333-181466-01, 333-181466, 333- 206176, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01, 333-206176-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001226006 (RFS Holding, L.L.C.) and 0001290098 (Synchrony Credit Card Master Note Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into Material Definitive Agreement.

Issuance of Series 2017-1 Notes

On June 16, 2017, Synchrony Credit Card Master Note Trust (the “Trust”) entered into the Series 2017-1 Indenture Supplement (the “Series 2017-1 Indenture Supplement”), between the Trust and Deutsche Bank Trust Company Americas, as indenture trustee and as custodian, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1, pursuant to which the Trust issued $750,000,000 of Series 2017-1 Class A Asset Backed Notes (the “Class A Notes”), $71,917,808 of Series 2017-1 Class B Asset Backed Notes (the “Class B Notes”), $61,643,836 of Series 2017-1 Class C Asset Backed Notes (the “Class C Notes”) and $92,465,753 of Series 2017-1 Class D Asset Backed Notes (the “Class D Notes”), described in a Prospectus dated June 7, 2017 (the “Prospectus”).

Use of Proceeds – Series 2017-1 Notes

The public offering of the Class A Notes and the Class B Notes was made under the registration statement (the “Registration Statement”) on Form SF-3 (File No. 333-206176 and File No. 333-206176-01) filed with the Securities and Exchange Commission on August 6, 2015 (as amended by pre-effective amendment no. 1 on December 30, 2015, pre-effective amendment no. 2 on February 5, 2016 and pre-effective amendment no. 3 on February 19, 2016) and declared effective on February 26, 2016.

The public offering of the Class A Notes and the Class B Notes terminated on June 16, 2017 upon the sale of all of the Class A Notes and the Class B Notes. The depositor retained all of the Class C Notes and the Class D Notes.  The underwriters of the Class A Notes were Barclays Capital Inc., Mizuho Securities USA LLC, TD Securities (USA) LLC, Citigroup Global Markets Inc., Mischler Financial Group, Inc., RBC Capital Markets, LLC and SG Americas Securities, LLC. The underwriters of the Class B Notes were Barclays Capital Inc., Mizuho Securities USA LLC and TD Securities (USA) LLC. No underwriting discount was paid to the underwriters with respect to the Class C Notes or the Class D Notes retained by the depositor.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Class A Notes and the Class B Notes with respect to underwriting commissions and discounts was $1,875,000 for the Class A Notes and $233,733 for the Class B Notes.  After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Trust before expenses for the Class A Notes and Class B Notes are $819,787,792. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $800,000 and net proceeds to the Trust, after deduction of expenses, are reasonably estimated to be $818,987,792. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Trust, or (b) owners of 10 percent or more of any class of securities of the Trust.

The net proceeds to RFS Holding, L.L.C., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from Synchrony Bank (the “Bank”), an affiliate of RFS Holding, L.L.C., and to repay intercompany indebtedness owed by RFS Holding, L.L.C. to RFS Holding, Inc., another affiliate, which indebtedness was incurred primarily to finance prior purchases of credit card receivables from the Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Trust or (b) owners of 10 percent or more of any class of securities of the Trust.

Item 6.05.	Securities Act Updating Disclosure.

The tables set forth in the attached Exhibit 99.1 summarize the trust portfolio by various criteria as of the date specified therein.

Item 9.01.	Financial Statements and Exhibits.

(a)          Not applicable.

(b)          Not applicable.

(c)          Not applicable.

(d)          Exhibits.

Exhibit No.	Document Description

4.1	Series 2017-1 Indenture Supplement, dated as of June 16, 2017, between Synchrony Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee

99.1	Composition of the Trust Portfolio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 22, 2017	RFS Holding, L.L.C., as depositor

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President